December 20, 2006



TrueYou.Com Inc.
501 Merritt 7, 5th Floor
Norwalk, CT 06851

                Re:   AMENDMENT OF REGISTRATION RIGHTS AGREEMENT

Gentlemen:

                  Reference is made to that certain Registration Rights Agreement, dated September 1, 2005 (the "Registration Rights Agreement"), among Klinger Advanced Aesthetics, Inc. and the investors listed therein (the "Stockholders") which agreement has been assumed by TrueYou.Com Inc. (the "Company"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Registration Rights Agreement.

                  The Company and the undersigned investors, constituting a majority of the Stockholders, hereby amend the Registration Rights Agreement, pursuant to Section 4.6 thereto, by deleting Section 1.2 of the Registration Rights Agreement in its entirety and replacing it with the following:

                  "1.2  LIQUIDATED  DAMAGES.  If: (i) the  Registration
         Statement is not filed on or prior to the Filing Date, (ii) the Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by the Effectiveness Date, or (iii) during the Effectiveness Period, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective (any such failure or breach, an "EVENT" and the date of the occurrence of such
         Event, the "EVENT DATE"), then the Company shall pay liquidated damages and not as damages for such failure in an amount equal to 1% of the aggregate purchase price paid by such Holder for any Registrable Securities then held by such Stockholder for each 30-day period, or pro rata for any portion thereof, following such Event Date that the applicable Event shall remain uncured. The liquidated damages payable hereunder shall be paid to the Holders by the issuance of warrants to purchase shares of Common Stock, at an exercise price of $0.001 per share ("COMMON STOCK WARRANTS"). The number of shares of Common Stock underlying the Common Stock Warrants to be issued for each period shall be calculated by dividing the liquidated damages due to the Holders, by the higher of (A) the average closing trading price of the Common Stock during the 30-day period immediately before the last day of any relevant period and (B) $0.211254. Notwithstanding the foregoing, with respect to any liquidated damages payable hereunder accruing for periods after September 30, 2006, a Holder may elect to receive  such  Holder's  Periodic  Amount  in  cash in lieu of
         Common Stock Warrants; PROVIDED, that such Holder shall provide the Company with written notice of such election within 10 days following the end of each period. Any liquidated damages payable under this Section 1.2, shall be paid monthly, on the last day of the calendar month subsequent to the month during which such liquidated damages accrued (commencing on January 31, 2007) and is in addition to any remedies available to the Stockholders at law or in equity by reason of any breach of this Agreement by the Company."

                  It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Registration Rights Agreement and all terms, conditions and other provisions of the Registration Rights Agreement shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Amendment.

                  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                                       Very truly yours,

                                       PEQUOT MARINER MASTER FUND, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PREMIUM SERIES PPC LIMITED-CELL 32

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PEQUOT HEALTHCARE FUND, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PEQUOT HEALTHCARE OFFSHORE FUND, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PEQUOT SCOUT FUND, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      PEQUOT NAVIGATOR OFFSHORE FUND, INC.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      PEQUOT DIVERSIFIED MASTER FUND, LTD.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      PREMIUM SERIES PCC LIMITED-CELL 33

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      GRUBER AND MCBAINE INTERNATIONAL

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:




                                      ------------------------------------------
                                      J. PATTERSON MCBAINE

                                       LAGUNITAS PARTNERS, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       FIREFLY PARTNERS

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       JON D. AND LINDA W. GRUBER TRUST

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       VFT SPECIAL VENTURES, LTD.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BALLYSHANNON FAMILY PARTNERSHIP, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BALLYSHANNON PARTNERS, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CABERNET PARTNERS, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       NORTHWOOD CAPITAL PARTNERS, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       -----------------------------------------
                                       REGINA PITARO



                                       -----------------------------------------
                                       JAY SEID


                                       GGCP, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



Agreed:

TRUEYOU.COM INC.

By:
   ------------------------------------
   Name:
   Title:


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